UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): February 15, 2006

DEVCON INTERNATIONAL CORP.

(Exact Name of Registrant as Specified in Its Charter)

Florida	000-07152	59-0671992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1350 East Newport Center Drive, Suite 201

Deerfield Beach, Florida 33442

(Address of principal executive office)

Registrant’s telephone number, including area code: (954) 429-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On January 31, 2006, Devcon International Corp. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission regarding the resignation of James R. Cast from the Company’s Board of Directors and as a member and Chairman of the Company’s Compensation and Nominating Committees. Mr. Cast’s resignation resulted in the Company no longer having a majority of independent directors and receiving notification from Nasdaq that it was no longer in compliance with Nasdaq Marketplace Rule 4350. Effective as of February 15, 2006, P. Rodney Cunningham was appointed to the Company’s Board of Directors. Presently, Mr. Cunningham is involved in real estate development in Florida and in the northeast United States. He has over 30 years experience in the passenger transportation and wireless communications industries. Mr. Cunningham founded Boca Raton Transportation, Inc. in 1978 and continues to serve as its President. He founded Cunningham Communications, Inc. in 1984, and served as President until its assets were sold to Motorola and Nextel in 1998. He co-founded Palm Beach Transportation, Inc. in 1986 and served as its President until it was sold to Coach USA, Inc. in 1999. Mr. Cunningham majored in accounting at Goldey Beacom College and the University of Delaware. With the appointment of Mr. Cunningham, the Company is now in compliance with Nasdaq Marketplace Rule 4350 as its Board of Directors again consists of a majority of independent directors.

A copy of the press release issued on February 16, 2006, announcing Mr. Cunningham’s appointment to the Company’s Board of Directors, is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Please refer to the discussion in Item 3.01 hereof, which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

The Company is attaching a copy of a press release issued February 16, 2006 as Exhibit 99.1 announcing Mr. Cunningham’s appointment to the Company’s Board of Directors.

In accordance with general instruction B.2 of Form 8-K, the information in this report (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01 Exhibits

99.1      Press Release issued February 16, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVCON INTERNATIONAL CORP.

Dated: February 16, 2006	By:	/s/ Stephen J. Ruzika
Stephen J. Ruzika
Chief Executive Officer & President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued on February 16, 2006.